                                                                      EXHIBIT 19



                                POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint Richard M. Reilly, Joseph W. MacDougall, Jr., George M. Boyd and Gregory D. Sheehan, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of Allmerica Investment Trust and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. Witness our hands on the date set forth below.


Signature                             Title                                              Date
---------                             -----                                              ----
/s/ John F. O'Brien                   Chairman of the Board and Trustee                  11/4/97
--------------------------
John F. O'Brien

/s/ Richard M. Reilly                 President, Chief Executive Officer                 11/4/97
--------------------------            and Trustee
Richard M. Reilly

/s/ Thomas P. Cunningham              Treasurer (Principal Accounting Officer)           11/4/97
--------------------------
Thomas P. Cunningham

/s/ Cynthia A. Hargadon               Trustee                                            11/4/97
--------------------------
Cynthia A. Hargadon

/s/ Gordon Holmes                     Trustee                                            11/4/97
--------------------------
Gordon Holmes

/s/ John P. Kavanaugh                 Trustee                                            11/4/97
--------------------------
John P. Kavanaugh

/s/ Bruce E. Langton                  Trustee                                            11/4/97
--------------------------
Bruce E. Langton

/s/ Attiat F. Ott                     Trustee                                            11/4/97
--------------------------
Attiat F. Ott

/s/ Ranne P. Warner                   Trustee                                            11/4/97
--------------------------
Ranne P. Warner

